UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2022

BENEFITFOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
001-36061		46-2346314
(Commission File Number)		(IRS Employer Identification No.)

100 Benefitfocus Way, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (843) 849-7476

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	BNFT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Item 1.01	Entry into a Material Definitive Agreement

On December 19, 2022, Benefitfocus, Inc. a Delaware corporation (the “Company”) entered into an amended and restated merger agreement (as may be further amended from time to time, the “Amended and Restated Merger Agreement”) by and among the Company, Voya Financial, Inc., a Delaware corporation (“Parent”) and Origami Squirrel Acquisition Corp, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), dated as of November 1, 2022 (the “Original Merger Agreement”). Capitalized terms not defined herein have the meaning ascribed to them in the Amended and Restated Merger Agreement.

The Amended and Restated Merger Agreement is substantially the same as the Original Merger Agreement except that, in connection with the actions disclosed in Item 5.02 below, the Amended and Restated Merger Agreement reflects that unvested shares of restricted stock of the Company will be outstanding at the Closing (the “Company Restricted Shares”). The Company Restricted Shares will be treated substantially the same at the Effective Time of the transaction contemplated by the Amended and Restated Merger Agreement (the “Merger”) as the restricted stock units that the Company Restricted Shares replaced.

Additionally, at Parent’s request, any outstanding Company Retention RSUs or Company Retention Restricted Shares that are, per their terms, scheduled to vest in connection with the Closing (collectively, the “Specified Company Retention Awards”) and any outstanding Company RSUs granted under the Company’s Own It equity program (the “Specified Company RSUs”) will no longer be assumed by Parent and converted into Parent RSUs covering a number of shares of Parent Common Stock, and will instead be cancelled in exchange for the right to receive an amount in cash (the “Specified Award Consideration”), without interest, equal to the product obtained by multiplying the number of Common Shares subject to such Specified Company Retention Awards and Specified Company RSUs immediately prior to the closing of the Merger by $10.50, less applicable taxes, if any, required to be withheld.

For the avoidance of doubt, the amendments to the Original Merger Agreement reflected in the Amended and Restated Merger Agreement do not accelerate the time of payment or vesting of any Company Equity Awards held by the named executive officers but will result in the cancellation of the Specified Company Retention Awards held by the named executive officers in exchange for the right to receive the Specified Award Consideration.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Merger, certain employees of the Company (including each of its named executive officers, the “Covered Individuals”) may become entitled to payments and benefits that may be treated as “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”).

Accordingly, the Company and Parent have agreed to take certain actions with respect to such Covered Individuals that are intended to mitigate the impact of Section 280G of the Code (the “280G Mitigation Actions”), including:

(i)    the payment of the portion of the cash short-term incentive compensation opportunity under the Company’s 2022 short-term incentive plan (the “Bonus”) that the Company’s board of directors (the “Board”) determined has been earned in December 2022, which would otherwise have been paid on or around April 2023 in accordance with the Bonus plan, to each of the named executive officers who are Covered Individuals (with any remaining portion of such cash short-term incentive opportunity that is ultimately determined to be earned for 2022 in accordance with the terms of the Bonus plan to be payable when such awards are otherwise payable in 2023); and

(ii)    the replacement of certain Company restricted stock unit (“RSU”) and Company performance restricted stock unit (“PSU”) awards held by the Covered Individuals with Company Restricted Shares, to be effective as of December 20, 2022. The Company Restricted Shares will be subject to the same number of Common Shares to which the replaced award was subject, and will be subject to the same vesting and other terms as applied to the replaced award except for changes to terms that are necessary solely to reflect differences between restricted shares and restricted stock units). The Covered Individuals will make elections under Section 83(b) of the Internal Revenue Code with respect to such Company Restricted Shares.

The Board approved the following 280 Mitigation Actions:

(i)    For Matthew Levin, an earned 2022 Bonus payment based on performance calculable as of December 19, 2022, in the amount of $192,500 to be paid on or prior to December 31, 2022, and the replacement of 445,611 Company Retention RSUs with an equal number of Company Restricted Shares.

(ii)    For Ms. Wegner, an earned 2022 Bonus payment based on performance calculable as of December 19, 2022, in the amount of $98,438, to be paid on or prior to December 31, 2022, and the replacement of 238,720 Company Retention RSUs, 49,033 Company RSUs and 18,270 Company PSUs with an equal number of Company Restricted Shares.

For the avoidance of doubt, the 280 Mitigation Actions disclosed above do not accelerate the time of payment or vesting of Company Equity Awards held by the named executive officers.

The foregoing description of the Amended and Restated Merger Agreement and the Company Restricted Shares does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amended and Restated Merger Agreement and the form of Company Restricted Stock Award Agreement, respectively, which are filed as Exhibit 2.1 and Exhibit 10.1 hereto, respectively, and incorporated herein by reference. A copy of the Amended and Restated Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Amended and Restated Merger Agreement were made only for purposes of the Amended and Restated Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Amended and Restated Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Amended and Restated Merger Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Amended and Restated Merger Agreement and may not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Original Merger Agreement, which subsequent information will not necessarily be fully reflected in the Company’s public disclosures.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), each as amended. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “will,” “plan,” “project,” “seek,” “should,” “target,” “would,” and similar expressions or variations intended to identify forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management.

Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include the following: (i) conditions to the completion of the proposed transaction, including stockholder approval of the proposed transaction, might not be satisfied on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Amended and Restated Merger Agreement between the parties to the proposed transaction; (iii) the effect of the announcement or pendency of the proposed transaction on the Company’s customers, suppliers, business relationships, operating results and business generally; (iv) the risk that the proposed transaction disrupts the Company’s current plans and operations and the potential difficulties in the Company’s employee retention as a result of the proposed transaction; (v) the risk related to diverting management’s attention from our ongoing business operations; (vi) potential litigation that may be instituted against the Company or its directors or officers related to the proposed transaction or the Amended and Restated Merger

Agreement between the parties to the proposed transaction; (vii) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (viii) the risk that the proposed transaction will not be consummated in a timely manner; and (ix) such other factors as are set forth in the Company’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K, as amended for the fiscal year ended December 31, 2021 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

The Company’s forward-looking statements speak only as of the date of this communication or as of the date they are made. The Company disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent. In connection with the proposed acquisition, the Company has filed with the SEC and will furnish to its stockholders a proxy statement on Schedule 14A in definitive form and other relevant documents. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and the Company’s stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from the Company.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed acquisition. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 9, 2022. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed transaction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Amended and Restated Agreement and Plan of Merger, dated December 19, 2022, by and among Benefitfocus, Inc., Voya Financial, Inc. and Origami Squirrel Acquisition Corp

10.1	Form of Restricted Stock Award Agreement for Company Restricted Shares granted to Covered Individuals of Benefitfocus, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENEFITFOCUS, INC.

Date: December 19, 2022	By:	/s/ Alpana Wegner
Name: Alpana Wegner
Title: Chief Financial Officer